Exhibit 99

INVESTOR CONTACT:	Donald J. MacLeod	FOR IMMEDIATE RELEASE:
	(716) 842-5462	October 17, 2012

MEDIA CONTACT:	C. Michael Zabel
(716) 842-5385

M&T BANK CORPORATION ANNOUNCES THIRD QUARTER PROFITS

BUFFALO, NEW YORK — M&T Bank Corporation (“M&T”) (NYSE: MTB) today reported its results of operations for the quarter ended September 30, 2012.

GAAP Results of Operations. Diluted earnings per common share measured in accordance with generally accepted accounting principles (“GAAP”) for the third quarter of 2012 rose 64% to $2.17 from $1.32 in the year-earlier quarter and were 27% higher than $1.71 in the second quarter of 2012. GAAP-basis net income in the recent quarter aggregated $293 million, up from $183 million and $233 million in the third quarter of 2011 and the second quarter of 2012, respectively. GAAP-basis net income for the third quarter of 2012 expressed as an annualized rate of return on average assets and average common shareholders’ equity was 1.45% and 12.40%, respectively, compared with .94% and 7.84%, respectively, in the year-earlier quarter and 1.17% and 10.12%, respectively, in the second quarter of 2012.

The recent quarter’s results as compared with each of the third quarter of 2011 and the second quarter of 2012 reflect higher mortgage banking revenues, increases in taxable-equivalent net interest income and a lower provision for credit losses. In addition, expenses in the recent quarter declined $46 million, or 7%, from the year-earlier quarter, predominantly due to the integration of the operations obtained in the May 2011 acquisition of Wilmington Trust Corporation.

2-2-2-2-2

M&T BANK CORPORATION

Commenting on M&T’s financial performance in the third quarter of 2012, René F. Jones, Executive Vice President and Chief Financial Officer, said, “Earnings for the quarter were exceptionally strong. While revenue from mortgage banking activities rose $37 million, or 54%, from the second quarter, loan growth, wider margins, prudent expense management and continuing improvement in credit quality combined for an impressive quarter. Revenue from residential mortgage banking activities rose 76% from the second quarter and net interest income increased due to solid loan growth and a 3 basis point expansion of the net interest margin. Credit metrics continued to improve, as nonaccrual loans declined from June 30, and the ratio of net charge-offs to average loans improved to .26% in the recent quarter, a level not seen since the beginning of the economic recession in late-2007.”

Supplemental Reporting of Non-GAAP Results of Operations. M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit intangible and other intangible asset balances, net of applicable deferred tax amounts) and gains and expenses associated with merging acquired operations into M&T, since such amounts are considered by management to be “nonoperating” in nature. Although “net operating income” as defined by M&T is not a GAAP measure, M&T’s management believes that this information helps investors understand the effect of acquisition activity in reported results. Reconciliations of GAAP to non-GAAP measures are provided in the financial tables included herein.

-more-

3-3-3-3-3

M&T BANK CORPORATION

Diluted net operating earnings per common share, which exclude the impact of amortization of core deposit and other intangible assets and merger-related gains and expenses, were $2.24 in the recent quarter, up 46% and 23% from $1.53 and $1.82 in the third quarter of 2011 and the second quarter of 2012, respectively. Net operating income during the third quarter of 2012 was $302 million, improved from $210 million in the year-earlier quarter and $247 million in 2012’s second quarter. Expressed as an annualized rate of return on average tangible assets and average tangible common shareholders’ equity, net operating income was 1.56% and 21.53%, respectively, in the recent quarter, compared with 1.14% and 16.07%, respectively, in the third quarter of 2011 and 1.30% and 18.54%, respectively, in the second quarter of 2012.

Taxable-equivalent Net Interest Income. Taxable-equivalent net interest income totaled $669 million in the third quarter of 2012, up an annualized 9% from $655 million in the second quarter of 2012. That improvement was due largely to a 3 basis point widening of the net interest margin and a $212 million increase in average earning assets. The net interest margin was 3.77% in the recent quarter, compared with 3.74% in the second quarter of 2012. The higher level of average earning assets in the recent quarter as compared with the second quarter of 2012 was predominantly due to a $1.6 billion increase in average loans and leases, largely offset by declines in average balances of lower yielding money-market assets and investment securities. Taxable-equivalent net interest income in the recent quarter rose $46 million from $623 million in the third quarter of 2011. That improvement reflected a $3.4 billion increase in average earning assets and a 9 basis point widening of the net interest margin.

-more-

4-4-4-4-4

M&T BANK CORPORATION

Provision for Credit Losses/Asset Quality. The provision for credit losses was $46 million in the recent quarter, improved from $58 million in the third quarter of 2011 and $60 million in 2012’s second quarter. Net charge-offs of loans totaled $42 million during the third quarter of 2012, down from $57 million and $52 million in the quarters ended September 30, 2011 and June 30, 2012, respectively. Expressed as an annualized percentage of average loans outstanding, net charge-offs were .26% and .39% in the third quarter of 2012 and 2011, respectively, and .34% in the second quarter of 2012.

Loans classified as nonaccrual declined to $925 million, or 1.44% of total loans outstanding at September 30, 2012, improved from $1.11 billion or 1.91% at September 30, 2011 and $968 million or 1.54% at June 30, 2012.

Assets taken in foreclosure of defaulted loans were $112 million at September 30, 2012, down from $150 million at September 30, 2011 and $116 million at June 30, 2012.

Allowance for Credit Losses. M&T regularly performs detailed analyses of individual borrowers and portfolios for purposes of assessing the adequacy of the allowance for credit losses. Reflecting those analyses, the allowance for credit losses was $921 million at September 30, 2012, compared with $909 million at September 30, 2011 and $917 million at June 30, 2012. The allowance expressed as a percentage of outstanding loans was 1.44% at September 30, 2012, down from 1.56% at September 30, 2011 and 1.46% at June 30, 2012.

-more-

5-5-5-5-5

M&T BANK CORPORATION

Noninterest Income and Expense. Noninterest income totaled $446 million in the recent quarter, compared with $368 million and $392 million in the third quarter of 2011 and the second quarter of 2012, respectively. Reflected in those amounts were net pre-tax losses from investment securities of $5 million, $10 million and $17 million in the recent quarter, the third quarter of 2011, and the second quarter of 2012, respectively. The net securities losses were predominantly due to other-than-temporary impairment charges related to certain of M&T’s holding of privately issued collateralized mortgage obligations.

Excluding losses from investment securities in all periods, noninterest income in the third quarter of 2012 aggregated $451 million, up from $378 million in the third quarter of 2011 and $408 million in 2012’s second quarter. The rise in noninterest income in the recent quarter as compared with the year-earlier quarter and the second quarter of 2012 was predominantly due to higher mortgage banking revenues.

Noninterest expense in the third quarter of 2012 totaled $616 million, compared with $662 million in the year-earlier quarter and $627 million in the second quarter of 2012. Included in such amounts are expenses considered to be nonoperating in nature consisting of amortization of core deposit and other intangible assets and merger-related expenses. Exclusive of those expenses, noninterest operating expenses were $602 million in the recent quarter, down from $619 million in the third quarter of 2011 and $604 million in 2012’s second quarter, due largely to the continued realization of synergies from the integration into M&T of the operations obtained from Wilmington Trust Corporation.

-more-

6-6-6-6-6

M&T BANK CORPORATION

The efficiency ratio, or noninterest operating expenses divided by the sum of taxable-equivalent net interest income and noninterest income (exclusive of gains and losses from bank investment securities and merger-related gains), measures the relationship of operating expenses to revenues. M&T’s efficiency ratio was 53.7% in the recent quarter, significantly improved from 61.8% and 56.9% in the year-earlier quarter and the second quarter of 2012, respectively.

Balance Sheet. M&T had total assets of $81.1 billion at September 30, 2012, compared with $77.9 billion at September 30, 2011. Loans and leases, net of unearned discount, increased $5.7 billion, or 10%, to $64.1 billion at September 30, 2012 from $58.4 billion a year earlier. Total deposits aggregated $64.0 billion at the recent quarter-end, up 8% from $59.5 billion at September 30, 2011. Total shareholders’ equity rose 6% to $9.9 billion at September 30, 2012 from $9.4 billion a year earlier, representing 12.27% and 12.04%, respectively, of total assets. Common shareholders’ equity was $9.1 billion, or $71.17 per share, at September 30, 2012, compared with $8.5 billion, or $67.70 per share, at September 30, 2011. Tangible equity per common share rose 11% to $42.80 at September 30, 2012 from $38.56 at September 30, 2011.

Common shareholders’ equity per share and tangible equity per common share were $69.15 and $40.52, respectively, at June 30, 2012. In the calculation of tangible equity per common share, common shareholders’ equity is reduced by the carrying values of goodwill and core deposit and other intangible assets, net of applicable deferred tax balances. M&T’s tangible common equity to tangible assets ratio was 7.04% at September 30, 2012, compared with 6.53% and 6.65% at September 30, 2011 and June 30,

-more-

7-7-7-7-7

M&T BANK CORPORATION

2012, respectively. M&T’s estimated Tier 1 common ratio, a regulatory capital measure, rose to 7.47% at September 30, 2012, improved from 6.87% and 7.15% at September 30, 2011 and June 30, 2012, respectively.

Other notable events during the third quarter of 2012 included the announcement that M&T and Hudson City Bancorp, Inc. (“Hudson City”) had entered into a definitive merger agreement whereby M&T would acquire Hudson City. Completing M&T’s exit from the TARP program, the United States Treasury Department (“U.S. Treasury”) sold M&T Series A and Series C Preferred Stock to the public and no longer holds any shares of M&T’s preferred stock. Subject to common shareholder approval, M&T had modified certain of the terms of its Series A and Series C Preferred Stock which had been held by the U.S. Treasury.

Conference Call. Investors will have an opportunity to listen to M&T’s conference call to discuss third quarter financial results today at 10:30 a.m. Eastern Time. Those wishing to participate in the call may dial (877)780-2276. International participants, using any applicable international calling codes, may dial (973)582-2700. Callers should reference M&T Bank Corporation or the conference ID #38101096. The conference call will be webcast live through M&T’s website at http://ir.mandtbank.com/events.cfm. A replay of the call will be available until October 20, 2012 by calling (800)585-8367, or (404)537-3406 for international participants, and by making reference to ID #38101096. The event will also be archived and available by 7:00 p.m. today on M&T’s website at http://ir.mandtbank.com/events.cfm.

-more-

8-8-8-8-8

M&T BANK CORPORATION

M&T is a financial holding company headquartered in Buffalo, New York. M&T’s principal banking subsidiary, M&T Bank, operates banking offices in New York, Pennsylvania, Maryland, Virginia, West Virginia, Delaware and the District of Columbia. Trust-related services are provided by M&T’s Wilmington Trust-affiliated companies and by M&T Bank.

Forward-Looking Statements. This news release contains forward-looking statements that are based on current expectations, estimates and projections about M&T’s business, management’s beliefs and assumptions made by management. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future Factors include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; increasing price and product/service competition by

-more-

9-9-9-9-9

M&T BANK CORPORATION

competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries’ future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T’s initial expectations, including the full realization of anticipated cost savings and revenue enhancements.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

-more-

10-10-10-10-10

M&T BANK CORPORATION

Financial Highlights

	Three months ended September 30			Nine months ended September 30
Amounts in thousands, except per share	2012	2011	Change	2012	2011	Change
Performance
Net income	$293,462	183,108	60%	$733,305	711,739	3%
Net income available to common shareholders	273,896	164,671	66%	676,842	651,966	4%

Per common share:
Basic earnings	$2.18	1.32	65%	$5.39	5.34	1%
Diluted earnings	2.17	1.32	64%	5.37	5.32	1%
Cash dividends	$.70	.70	—	$2.10	2.10	—

Common shares outstanding:
Average - diluted (1)	126,292	124,860	1%	125,936	122,521	3%
Period end (2)	127,461	125,678	1%	127,461	125,678	1%

Return on (annualized):
Average total assets	1.45%	.94%		1.23%	1.31%
Average common shareholders’ equity	12.40%	7.84%		10.55%	10.94%
Taxable-equivalent net interest income	$669,256	623,265	7%	$1,950,978	1,791,066	9%
Yield on average earning assets	4.23%	4.29%		4.24%	4.42%
Cost of interest-bearing liabilities	.71%	.86%		.76%	.89%
Net interest spread	3.52%	3.43%		3.48%	3.53%
Contribution of interest-free funds	.25%	.25%		.25%	.25%
Net interest margin	3.77%	3.68%		3.73%	3.78%
Net charge-offs to average total net loans (annualized)	.26%	.39%		.31%	.46%

Net operating results (3)
Net operating income	$302,060	209,996	44%	$767,853	715,843	7%
Diluted net operating earnings per common share	2.24	1.53	46%	5.64	5.36	5%
Return on (annualized):
Average tangible assets	1.56%	1.14%		1.35%	1.39%
Average tangible common equity	21.53%	16.07%		19.03%	20.03%
Efficiency ratio	53.73%	61.79%		57.11%	57.84%

	At September 30
Loan quality	2012	2011	Change
Nonaccrual loans	$925,231	1,113,788	-17%
Real estate and other foreclosed assets	112,160	149,868	-25%

Total nonperforming assets	$1,037,391	1,263,656	-18%

Accruing loans past due 90 days or more (4)	$309,420	239,970	29%
Government guaranteed loans included in totals above:
Nonaccrual loans	$54,583	32,937	66%
Accruing loans past due 90 days or more	280,410	210,407	33%
Renegotiated loans	$266,526	223,233	19%
Acquired accruing loans past due 90 days or more (5)	$161,424	211,958	-24%
Purchased impaired loans (6):
Outstanding customer balance	$978,731	1,393,777	-30%
Carrying amount	528,001	703,632	-25%
Nonaccrual loans to total net loans	1.44%	1.91%
Allowance for credit losses to total loans	1.44%	1.56%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)	Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related gains and expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 17.
(4)	Excludes acquired loans.
(5)	Acquired loans that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans that were impaired at acquisition date and recorded at fair value.

-more-

11-11-11-11-11

M&T BANK CORPORATION

Financial Highlights, Five Quarter Trend

	Three months ended
Amounts in thousands, except per share	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Performance
Net income	$293,462	233,380	206,463	147,740	183,108
Net income available to common shareholders	273,896	214,716	188,241	129,804	164,671

Per common share:
Basic earnings	$2.18	1.71	1.50	1.04	1.32
Diluted earnings	2.17	1.71	1.50	1.04	1.32
Cash dividends	$.70	.70	.70	.70	.70

Common shares outstanding:
Average - diluted (1)	126,292	125,897	125,616	124,736	124,860
Period end (2)	127,461	126,645	126,534	125,752	125,678

Return on (annualized):
Average total assets	1.45%	1.17%	1.06%	.75%	.94%
Average common shareholders’ equity	12.40%	10.12%	9.04%	6.12%	7.84%
Taxable-equivalent net interest income	$669,256	654,628	627,094	624,566	623,265
Yield on average earning assets	4.23%	4.25%	4.24%	4.17%	4.29%
Cost of interest-bearing liabilities	.71%	.76%	.80%	.82%	.86%
Net interest spread	3.52%	3.49%	3.44%	3.35%	3.43%
Contribution of interest-free funds	.25%	.25%	.25%	.25%	.25%
Net interest margin	3.77%	3.74%	3.69%	3.60%	3.68%
Net charge-offs to average total net loans (annualized)	.26%	.34%	.32%	.50%	.39%

Net operating results (3)
Net operating income	$302,060	247,433	218,360	168,410	209,996
Diluted net operating earnings per common share	2.24	1.82	1.59	1.20	1.53

Return on (annualized):
Average tangible assets	1.56%	1.30%	1.18%	.89%	1.14%
Average tangible common equity	21.53%	18.54%	16.79%	12.36%	16.07%
Efficiency ratio	53.73%	56.86%	61.09%	67.38%	61.79%

Loan quality	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Nonaccrual loans	$925,231	968,328	1,065,229	1,097,581	1,113,788
Real estate and other foreclosed assets	112,160	115,580	140,297	156,592	149,868

Total nonperforming assets	$1,037,391	1,083,908	1,205,526	1,254,173	1,263,656

Accruing loans past due 90 days or more (4)	$309,420	274,598	273,081	287,876	239,970

Government guaranteed loans included in totals above:
Nonaccrual loans	$54,583	48,712	44,717	40,529	32,937
Accruing loans past due 90 days or more	280,410	255,495	252,622	252,503	210,407
Renegotiated loans	$266,526	267,111	213,024	214,379	223,233
Acquired accruing loans past due 90 days or more (5)	$161,424	162,487	165,163	163,738	211,958

Purchased impaired loans (6):
Outstanding customer balance	$978,731	1,037,458	1,158,829	1,267,762	1,393,777
Carrying amount	528,001	560,700	604,779	653,362	703,632
Nonaccrual loans to total net loans	1.44%	1.54%	1.75%	1.83%	1.91%
Allowance for credit losses to total loans	1.44%	1.46%	1.49%	1.51%	1.56%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)	Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related gains and expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 18.
(4)	Excludes acquired loans.
(5)	Acquired loans that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans that were impaired at acquisition date and recorded at fair value.

-more-

12-12-12-12-12

M&T BANK CORPORATION

Condensed Consolidated Statement of Income

	Three months ended September 30			Nine months ended September 30
Dollars in thousands	2012	2011	Change	2012	2011	Change
Interest income	$744,851	720,351	3%	$2,196,332	2,076,087	6%
Interest expense	82,129	103,632	-21	265,238	304,362	-13

Net interest income	662,722	616,719	7	1,931,094	1,771,725	9
Provision for credit losses	46,000	58,000	-21	155,000	196,000	-21

Net interest income after provision for credit losses	616,722	558,719	10	1,776,094	1,575,725	13
Other income
Mortgage banking revenues	106,812	38,141	180	232,518	125,448	85
Service charges on deposit accounts	114,463	121,577	-6	334,334	351,024	-5
Trust income	115,709	113,652	2	354,937	218,565	62
Brokerage services income	14,114	13,907	1	44,187	43,129	2
Trading account and foreign exchange gains	8,469	4,176	103	25,278	19,253	31
Gain on bank investment securities	372	89	—	9	150,186	—
Other-than-temporary impairment losses recognized in earnings	(5,672)	(9,642)	—	(33,331)	(52,213)	—
Equity in earnings of Bayview Lending Group LLC	(5,183)	(6,911)	—	(16,570)	(18,812)	—
Other revenues from operations	96,649	93,393	3	272,744	347,878	-22

Total other income	445,733	368,382	21	1,214,106	1,184,458	3
Other expense
Salaries and employee benefits	321,746	325,197	-1	991,530	891,465	11
Equipment and net occupancy	64,248	68,101	-6	194,667	184,434	6
Printing, postage and supplies	8,272	10,593	-22	31,512	29,518	7
Amortization of core deposit and other intangible assets	14,085	17,401	-19	46,766	44,455	5
FDIC assessments	23,801	26,701	-11	77,712	72,404	7
Other costs of operations	183,875	214,026	-14	540,927	516,209	5

Total other expense	616,027	662,019	-7	1,883,114	1,738,485	8
Income before income taxes	446,428	265,082	68	1,107,086	1,021,698	8
Applicable income taxes	152,966	81,974	87	373,781	309,959	21

Net income	$293,462	183,108	60%	$733,305	711,739	3%

-more-

13-13-13-13-13

M&T BANK CORPORATION

Condensed Consolidated Statement of Income, Five Quarter Trend

	Three months ended
Dollars in thousands	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Interest income	$744,851	737,386	714,095	716,000	720,351
Interest expense	82,129	89,403	93,706	97,969	103,632

Net interest income	662,722	647,983	620,389	618,031	616,719
Provision for credit losses	46,000	60,000	49,000	74,000	58,000

Net interest income after provision for credit losses	616,722	587,983	571,389	544,031	558,719

Other income
Mortgage banking revenues	106,812	69,514	56,192	40,573	38,141
Service charges on deposit accounts	114,463	110,982	108,889	104,071	121,577
Trust income	115,709	122,275	116,953	113,820	113,652
Brokerage services income	14,114	16,172	13,901	13,341	13,907
Trading account and foreign exchange gains	8,469	6,238	10,571	7,971	4,176
Gain (loss) on bank investment securities	372	(408)	45	1	89
Other-than-temporary impairment losses recognized in earnings	(5,672)	(16,173)	(11,486)	(24,822)	(9,642)
Equity in earnings of Bayview Lending Group LLC	(5,183)	(6,635)	(4,752)	(5,419)	(6,911)
Other revenues from operations	96,649	89,685	86,410	148,918	93,393

Total other income	445,733	391,650	376,723	398,454	368,382

Other expense
Salaries and employee benefits	321,746	323,686	346,098	312,528	325,197
Equipment and net occupancy	64,248	65,376	65,043	65,080	68,101
Printing, postage and supplies	8,272	11,368	11,872	11,399	10,593
Amortization of core deposit and other intangible assets	14,085	15,907	16,774	17,162	17,401
FDIC assessments	23,801	24,962	28,949	27,826	26,701
Other costs of operations	183,875	186,093	170,959	305,588	214,026

Total other expense	616,027	627,392	639,695	739,583	662,019
Income before income taxes	446,428	352,241	308,417	202,902	265,082
Applicable income taxes	152,966	118,861	101,954	55,162	81,974

Net income	$293,462	233,380	206,463	147,740	183,108

-more-

14-14-14-14-14

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet

	September 30
Dollars in thousands	2012	2011	Change
ASSETS
Cash and due from banks	$1,622,928	1,349,057	20%
Interest-bearing deposits at banks	411,994	2,226,779	-81
Federal funds sold and agreements to resell securities	—	5,000	—
Trading account assets	526,844	605,557	-13
Investment securities	6,624,004	7,173,797	-8
Loans and leases:
Commercial, financial, etc	16,704,575	15,218,502	10
Real estate - commercial	24,970,416	23,961,306	4
Real estate - consumer	10,808,220	7,065,451	53
Consumer	11,628,744	12,156,005	-4

Total loans and leases, net of unearned discount	64,111,955	58,401,264	10
Less: allowance for credit losses	921,223	908,525	1

Net loans and leases	63,190,732	57,492,739	10
Goodwill	3,524,625	3,524,625	—
Core deposit and other intangible assets	129,628	193,556	-33
Other assets	5,054,478	5,292,781	-5

Total assets	$81,085,233	77,863,891	4%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$22,968,401	19,637,491	17%
Interest-bearing deposits	39,636,104	39,330,027	1
Deposits at Cayman Islands office	1,402,753	514,871	172

Total deposits	64,007,258	59,482,389	8
Short-term borrowings	592,154	694,398	-15
Accrued interest and other liabilities	1,570,758	1,563,121	—
Long-term borrowings	4,969,536	6,748,857	-26

Total liabilities	71,139,706	68,488,765	4
Shareholders’ equity:
Preferred	870,416	862,717	1
Common (1)	9,075,111	8,512,409	7

Total shareholders’ equity	9,945,527	9,375,126	6

Total liabilities and shareholders’ equity	$81,085,233	77,863,891	4%

(1)	Reflects accumulated other comprehensive loss, net of applicable income tax effect, of $230.1 million at September 30, 2012 and $192.5 million at September 30, 2011.

-more-

15-15-15-15-15

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet, Five Quarter Trend

	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2012	2012	2012	2011	2011
ASSETS
Cash and due from banks	$1,622,928	1,421,831	1,344,092	1,449,547	1,349,057
Interest-bearing deposits at banks	411,994	1,069,717	1,282,040	154,960	2,226,779
Federal funds sold and agreements to resell securities	—	1,000	—	2,850	5,000
Trading account assets	526,844	544,938	517,620	561,834	605,557
Investment securities	6,624,004	7,057,300	7,195,296	7,673,154	7,173,797
Loans and leases:
Commercial, financial, etc	16,704,575	16,395,587	15,938,672	15,734,436	15,218,502
Real estate - commercial	24,970,416	24,898,707	24,486,555	24,411,114	23,961,306
Real estate - consumer	10,808,220	9,811,525	8,696,594	7,923,165	7,065,451
Consumer	11,628,744	11,745,453	11,799,929	12,027,290	12,156,005

Total loans and leases, net of unearned discount	64,111,955	62,851,272	60,921,750	60,096,005	58,401,264
Less: allowance for credit losses	921,223	917,028	909,006	908,290	908,525

Net loans and leases	63,190,732	61,934,244	60,012,744	59,187,715	57,492,739
Goodwill	3,524,625	3,524,625	3,524,625	3,524,625	3,524,625
Core deposit and other intangible assets	129,628	143,713	159,619	176,394	193,556
Other assets	5,054,478	5,110,210	5,150,851	5,193,208	5,292,781

Total assets	$81,085,233	80,807,578	79,186,887	77,924,287	77,863,891

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$22,968,401	22,854,794	20,648,970	20,017,883	19,637,491
Interest-bearing deposits	39,636,104	39,327,849	39,868,782	39,020,839	39,330,027
Deposits at Cayman Islands office	1,402,753	366,164	395,191	355,927	514,871

Total deposits	64,007,258	62,548,807	60,912,943	59,394,649	59,482,389
Short-term borrowings	592,154	975,575	511,981	782,082	694,398
Accrued interest and other liabilities	1,570,758	1,965,421	1,856,749	1,790,121	1,563,121
Long-term borrowings	4,969,536	5,687,868	6,476,526	6,686,226	6,748,857

Total liabilities	71,139,706	71,177,671	69,758,199	68,653,078	68,488,765
Shareholders’ equity:
Preferred	870,416	868,433	866,489	864,585	862,717
Common (1)	9,075,111	8,761,474	8,562,199	8,406,624	8,512,409

Total shareholders’ equity	9,945,527	9,629,907	9,428,688	9,271,209	9,375,126

Total liabilities and shareholders’ equity	$81,085,233	80,807,578	79,186,887	77,924,287	77,863,891

(1)	Reflects accumulated other comprehensive loss, net of applicable income tax effect, of $230.1 million at September 30, 2012, $277.8 million at June 30, 2012, $331.3 million at March 31, 2012, $356.4 million at December 31, 2011 and $192.5 million at September 30, 2011.

-more-

16-16-16-16-16

M&T BANK CORPORATION

Condensed Consolidated Average Balance Sheet and Annualized Taxable-equivalent Rates

	Three months ended						Change in balance		Nine months ended				Change in balance
	September 30,		September 30,		June 30,		September 30, 2012 from		September 30
Dollars in millions	2012		2011		2012		September 30,	June 30,	2012		2011
	Balance	Rate	Balance	Rate	Balance	Rate	2011	2012	Balance	Rate	Balance	Rate
ASSETS
Interest-bearing deposits at banks	$298	.18%	1,861	.25%	1,247	.25%	-84%	-76%	$614	.24%	933	.24%	-34%
Federal funds sold and agreements to resell securities	4	.55	76	.14	6	.56	-94	-25	4	.55	238	.10	-98
Trading account assets	94	1.13	85	1.75	100	1.64	11	-6	96	1.45	98	1.55	-2
Investment securities	6,811	3.39	7,005	3.65	7,271	3.47	-3	-6	7,195	3.47	6,872	3.95	5

Loans and leases, net of unearned discount
Commercial, financial, etc	16,504	3.73	15,007	3.82	16,104	3.72	10	2	16,115	3.72	14,406	3.88	12
Real estate - commercial	24,995	4.61	23,979	4.62	24,737	4.65	4	1	24,764	4.56	22,495	4.64	10
Real estate - consumer	10,296	4.29	7,002	4.95	9,216	4.43	47	12	9,270	4.43	6,542	5.00	42
Consumer	11,660	4.76	12,200	4.95	11,769	4.82	-4	-1	11,778	4.79	11,787	5.03	—

Total loans and leases, net	63,455	4.34	58,188	4.51	61,826	4.42	9	3	61,927	4.37	55,230	4.57	12

Total earning assets	70,662	4.23	67,215	4.29	70,450	4.25	5	—	69,836	4.24	63,371	4.42	10
Goodwill	3,525		3,525		3,525		—	—	3,525		3,525		—
Core deposit and other intangible assets	136		202		151		-32	-10	152		162		-7
Other assets	6,109		5,966		5,961		2	2	6,005		5,431		11

Total assets	$80,432		76,908		80,087		5%	—%	$79,518		72,489		10%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing deposits
NOW accounts	$875	.15	814	.17	841	.20	8%	4%	$848	.16	729	.15	16%
Savings deposits	33,298	.20	31,654	.28	33,286	.20	5	—	32,999	.21	29,804	.28	11
Time deposits	5,164	.84	7,169	.98	5,545	.90	-28	-7	5,555	.88	6,514	1.15	-15
Deposits at Cayman Islands office	702	.19	614	.12	457	.20	14	54	552	.19	869	.12	-37

Total interest-bearing deposits	40,039	.28	40,251	.40	40,129	.30	-1	—	39,954	.30	37,916	.42	5

Short-term borrowings	976	.15	592	.15	875	.16	65	12	893	.15	878	.13	2
Long-term borrowings	5,006	4.27	6,829	3.63	6,102	3.90	-27	-18	5,869	3.96	7,089	3.45	-17

Total interest-bearing liabilities	46,021	.71	47,672	.86	47,106	.76	-3	-2	46,716	.76	45,883	.89	2
Noninterest-bearing deposits	22,704		18,222		21,401		25	6	21,240		16,320		30
Other liabilities	1,918		1,690		2,044		13	-6	1,994		1,420		40

Total liabilities	70,643		67,584		70,551		5	—	69,950		63,623		10
Shareholders’ equity	9,789		9,324		9,536		5	3	9,568		8,866		8

Total liabilities and shareholders’ equity	$80,432		76,908		80,087		5%	—%	$79,518		72,489		10%

Net interest spread		3.52		3.43		3.49				3.48		3.53
Contribution of interest-free funds		.25		.25		.25				.25		.25
Net interest margin		3.77%		3.68%		3.74%				3.73%		3.78%

-more-

17-17-17-17-17

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures

	Three months ended September 30		Nine months ended September 30
	2012	2011	2012	2011
Income statement data
In thousands, except per share
Net income
Net income	$293,462	183,108	$733,305	711,739
Amortization of core deposit and other intangible assets (1)	8,598	10,622	28,547	27,074
Merger-related gain (1)	—	—	—	(64,930)
Merger-related expenses (1)	—	16,266	6,001	41,960

Net operating income	$302,060	209,996	$767,853	715,843

Earnings per common share
Diluted earnings per common share	$2.17	1.32	$5.37	5.32
Amortization of core deposit and other intangible assets (1)	.07	.08	.22	.22
Merger-related gain (1)	—	—	—	(.52)
Merger-related expenses (1)	—	.13	.05	.34

Diluted net operating earnings per common share	$2.24	1.53	$5.64	5.36

Other expense
Other expense	$616,027	662,019	$1,883,114	1,738,485
Amortization of core deposit and other intangible assets	(14,085)	(17,401)	(46,766)	(44,455)
Merger-related expenses	—	(26,003)	(9,879)	(67,294)

Noninterest operating expense	$601,942	618,615	$1,826,469	1,626,736

Merger-related expenses
Salaries and employee benefits	$—	285	$4,997	15,597
Equipment and net occupancy	—	119	15	223
Printing, postage and supplies	—	723	—	1,188
Other costs of operations	—	24,876	4,867	50,286

Total	$—	26,003	$9,879	67,294

Efficiency ratio
Noninterest operating expense (numerator)	$601,942	618,615	$1,826,469	1,626,736

Taxable-equivalent net interest income	669,256	623,265	1,950,978	1,791,066
Other income	445,733	368,382	1,214,106	1,184,458
Less: Gain (loss) on bank investment securities	372	89	9	150,186
Net OTTI losses recognized in earnings	(5,672)	(9,642)	(33,331)	(52,213)
Merger-related gain	—	—	—	64,930

Denominator	$1,120,289	1,001,200	$3,198,406	2,812,621

Efficiency ratio	53.73%	61.79%	57.11%	57.84%

Balance sheet data
In millions
Average assets
Average assets	$80,432	76,908	$79,518	72,489
Goodwill	(3,525)	(3,525)	(3,525)	(3,525)
Core deposit and other intangible assets	(136)	(202)	(152)	(162)
Deferred taxes	39	58	44	40

Average tangible assets	$76,810	73,239	$75,885	68,842

Average common equity
Average total equity	$9,789	9,324	$9,568	8,866
Preferred stock	(870)	(862)	(868)	(774)

Average common equity	8,919	8,462	8,700	8,092
Goodwill	(3,525)	(3,525)	(3,525)	(3,525)
Core deposit and other intangible assets	(136)	(202)	(152)	(162)
Deferred taxes	39	58	44	40

Average tangible common equity	$5,297	4,793	$5,067	4,445

At end of quarter
Total assets
Total assets	$81,085	77,864
Goodwill	(3,525)	(3,525)
Core deposit and other intangible assets	(129)	(193)
Deferred taxes	38	55

Total tangible assets	$77,469	74,201

Total common equity
Total equity	$9,945	9,375
Preferred stock	(870)	(863)
Undeclared dividends - cumulative preferred stock	(4)	(3)

Common equity, net of undeclared cumulative preferred dividends	9,071	8,509
Goodwill	(3,525)	(3,525)
Core deposit and other intangible assets	(129)	(193)
Deferred taxes	38	55

Total tangible common equity	$5,455	4,846

(1)	After any related tax effect.

-more-

18-18-18-18-18

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend

	Three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Income statement data
In thousands, except per share
Net income
Net income	$293,462	233,380	206,463	147,740	183,108
Amortization of core deposit and other intangible assets (1)	8,598	9,709	10,240	10,476	10,622
Merger-related expenses (1)	—	4,344	1,657	10,194	16,266

Net operating income	$302,060	247,433	218,360	168,410	209,996

Earnings per common share
Diluted earnings per common share	$2.17	1.71	1.50	1.04	1.32
Amortization of core deposit and other intangible assets (1)	.07	.08	.08	.08	.08
Merger-related expenses (1)	—	.03	.01	.08	.13

Diluted net operating earnings per common share	$2.24	1.82	1.59	1.20	1.53

Other expense
Other expense	$616,027	627,392	639,695	739,583	662,019
Amortization of core deposit and other intangible assets	(14,085)	(15,907)	(16,774)	(17,162)	(17,401)
Merger-related expenses	—	(7,151)	(2,728)	(16,393)	(26,003)

Noninterest operating expense	$601,942	604,334	620,193	706,028	618,615

Merger-related expenses
Salaries and employee benefits	$—	3,024	1,973	534	285
Equipment and net occupancy	—	—	15	189	119
Printing, postage and supplies	—	—	—	1,475	723
Other costs of operations	—	4,127	740	14,195	24,876

Total	$—	7,151	2,728	16,393	26,003

Efficiency ratio
Noninterest operating expense (numerator)	$601,942	604,334	620,193	706,028	618,615

Taxable-equivalent net interest income	669,256	654,628	627,094	624,566	623,265
Other income	445,733	391,650	376,723	398,454	368,382
Less: Gain (loss) on bank investment securities	372	(408)	45	1	89
Net OTTI losses recognized in earnings	(5,672)	(16,173)	(11,486)	(24,822)	(9,642)

Denominator	$1,120,289	1,062,859	1,015,258	1,047,841	1,001,200

Efficiency ratio	53.73%	56.86%	61.09%	67.38%	61.79%

Balance sheet data
In millions
Average assets
Average assets	$80,432	80,087	78,026	78,393	76,908
Goodwill	(3,525)	(3,525)	(3,525)	(3,525)	(3,525)
Core deposit and other intangible assets	(136)	(151)	(168)	(185)	(202)
Deferred taxes	39	44	48	54	58

Average tangible assets	$76,810	76,455	74,381	74,737	73,239

Average common equity
Average total equity	$9,789	9,536	9,376	9,413	9,324
Preferred stock	(870)	(868)	(866)	(864)	(862)

Average common equity	8,919	8,668	8,510	8,549	8,462
Goodwill	(3,525)	(3,525)	(3,525)	(3,525)	(3,525)
Core deposit and other intangible assets	(136)	(151)	(168)	(185)	(202)
Deferred taxes	39	44	48	54	58

Average tangible common equity	$5,297	5,036	4,865	4,893	4,793

At end of quarter
Total assets
Total assets	$81,085	80,808	79,187	77,924	77,864
Goodwill	(3,525)	(3,525)	(3,525)	(3,525)	(3,525)
Core deposit and other intangible assets	(129)	(143)	(160)	(176)	(193)
Deferred taxes	38	41	46	51	55

Total tangible assets	$77,469	77,181	75,548	74,274	74,201

Total common equity
Total equity	$9,945	9,630	9,429	9,271	9,375
Preferred stock	(870)	(868)	(867)	(865)	(863)
Undeclared dividends - cumulative preferred stock	(4)	(4)	(3)	(3)	(3)

Common equity, net of undeclared cumulative preferred dividends	9,071	8,758	8,559	8,403	8,509
Goodwill	(3,525)	(3,525)	(3,525)	(3,525)	(3,525)
Core deposit and other intangible assets	(129)	(143)	(160)	(176)	(193)
Deferred taxes	38	41	46	51	55

Total tangible common equity	$5,455	5,131	4,920	4,753	4,846

(1)	After any related tax effect.

###